                                                                    EXHIBIT 10.4


                                 FIRST AMENDMENT

                  FIRST AMENDMENT, dated as of May 13, 2004 (this "Amendment"), to the Credit Agreement, dated as of October 22, 2003 (as amended from time to time, the "Credit Agreement"), among BEVERLY ENTERPRISES, INC., a Delaware corporation (the "Borrower"), the several banks and other financial institutions or entities from time to time parties to the Credit Agreement (the "Lenders"), LEHMAN BROTHERS INC., as advisor, sole lead arranger and sole bookrunner, LEHMAN COMMERCIAL PAPER INC., as administrative agent (in such capacity, the "Administrative Agent"), BANK OF MONTREAL and GENERAL ELECTRIC CAPITAL CORPORATION, as syndication agents and as co-arrangers, and MERRILL LYNCH CAPITAL and WELLS FARGO FOOTHILL, INC., as documentation agents.

                                   WITNESSETH:


                  WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make, and have made, certain loans and other extensions of credit to the Borrower;

                  WHEREAS, Borrower has requested certain amendments to the Credit Agreement as more fully set forth herein; and

                  WHEREAS, the Lenders are willing to agree to such amendments on the terms and subject to the conditions contained in this Amendment.

                  NOW, THEREFORE, the parties hereto hereby agree as follows:

                  SECTION 1. Defined Terms. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

                  SECTION 2. Amendments to Subsection 1.1 (Definitions). (a) The definition of "Additional Letter of Credit Facility" set forth in Section 1.1 of the Credit Agreement is hereby amended in its entirety to read as follows:

                  "Additional Letter of Credit Facility": a letter of credit facility in the amount of up to $40,000,000, to be provided a Person reasonably acceptable to the Administrative Agent, which facility may be secured by a security interest in receivables, in an amount not greater than 150% of the aggregate face amount of the Additional Letter of Credit Facility, of the same type as the receivables that secure the Beverly Funding Facility on the Closing Date (it being understood and agreed that the Beverly Funding Facility will be replaced by the Additional Letter of Credit Facility when it becomes available).

                  (a) The definition of "Permitted Acquisition" set forth in
Section 1.1 of the Credit Agreement is hereby amended by deleting therefrom clauses (f) through (h) in their respective entireties and substituting in lieu thereof the following clauses (f) through (i):

                  (f) immediately after giving effect to such acquisition, Consolidated Liquidity is at least $30,000,000 (or, following the date on which letters of credit first become available to the Borrower pursuant to the Additional Letter of Credit Facility or the Receivables Financing Program, $50,000,000),

                  (g) if such acquisition is of all the Capital Stock of, or all or a substantial part of the assets of, any Person, such acquisition shall have been approved by the Board of Directors or comparable governing body of such Person,

                  (h) (i) the aggregate consideration paid (including, without limitation, cash, Capital Stock, assumed Indebtedness, seller notes, non-compete or deferred compensation, and earn-outs or similar arrangements) by the Borrower and its Subsidiaries in respect of all such acquisitions does not exceed $100,000,000 during the term of this Agreement and (ii) the aggregate amount of such consideration paid in any fiscal year of the Borrower does not exceed $40,000,000, provided that the foregoing amounts shall not include consideration paid with cash on hand of the Borrower and its Subsidiaries (it being understood and agreed, for the avoidance of doubt, that proceeds of Revolving Credit Loans shall not constitute cash on hand), Indebtedness permitted by Section 7.2(l) or common stock of the Borrower issued to the seller as all or a portion of the consideration for such acquisition, and

                  (i) with respect to any acquisition that would not be permitted but for the proviso set forth in the preceding clause (h) as to certain types of consideration, the Consolidated Leverage Ratio (calculated as if such acquisition had occurred on the first day of the period of four consecutive fiscal quarters most recently ended prior to the date of such acquisition) shall be not greater than the Consolidated Leverage Ratio at the last day of the period of four consecutive fiscal quarters of the Borrower most recently ended prior to the date of such acquisition (e.g., if Section 7.1(a) permits a Consolidated Leverage Ratio of 5.00 to 1.00 at the time of such acquisition and the Consolidated Leverage Ratio is 4.75 to 1.00, this paragraph (i) requires that the pro forma Consolidated Leverage Ratio shall be not greater than 4.75 to 1.00), and the Borrower shall have delivered to the Administrative Agent such financial information as the Administrative Agent shall reasonably request to demonstrate such pro forma compliance.

                  SECTION 3. Amendments to Section 7.2 (Limitation on Indebtedness). Section 7.2 of the Credit Agreement is hereby amended by (a) deleting the word "and" at the end of clause (j) thereof, (b) deleting the "." at the end of clause (k) thereof and substituting "; and" in lieu thereof and
(c) adding a new clause (l) at the end thereof to read in its entirety as follows:

                  (l) Indebtedness of the Borrower or any of its Subsidiaries issued to a seller as part of the purchase price for a Permitted Acquisition, provided that (i) such Indebtedness is unsecured, (ii) such Indebtedness represents not more than 10% of the aggregate consideration (including, without limitation, cash, Capital Stock, assumed

         Indebtedness, seller notes, non-compete or deferred compensation, and earn-outs or similar arrangements) for such Permitted Acquisition and
         (iii) the aggregate principal amount of all such Indebtedness shall not exceed $15,000,000 at any one time outstanding.

                  SECTION 4. Amendments to Section 7.5 (Limitation on Disposition of Property). Section 7.5 of the Credit Agreement is hereby amended by (a) deleting from clause (g)(ii) thereof the words "to Bank of Montreal (or any affiliate thereof)", (b) deleting the word "and" at the end of clause (m) thereof, (c) deleting the "." at the end of clause (n) thereof and substituting "; and" in lieu thereof and (d) adding a new clause (o) at the end thereof to read in its entirety as follows:

                  (o) the Disposition of the facility located at 1205 Skyline Drive in Searcy, Arkansas, provided that the requirements of Section 2.10(b) are complied with in connection therewith.

                  SECTION 5. Amendments to Section 7.13 (Limitation on Negative Pledge Clauses). Section 7.13 of the Credit Agreement is hereby amended by (a) deleting the word "and" at the end of clause (c) thereof and substituting "," in lieu thereof, (b) deleting the "." at the end of clause (d) thereof and substituting "and" in lieu thereof and (c) adding a new clause (d) at the end thereof to read in its entirety as follows:

         (d) any agreement governing the Additional Letter of Credit Facility or the Beverly Funding Facility (in which case, any prohibition or limitation shall only be effective against the Property and revenues of Beverly Funding).

                  SECTION 6. Amendments to Section 7.14 (Limitation on Restrictions on Subsidiary Distributions). Section 7.14 of the Credit Agreement is hereby amended by (a) deleting the word "and" at the end of clause (i) thereof and substituting "," in lieu thereof, (b) deleting the "." at the end of clause (ii) thereof and substituting "and" in lieu thereof and (c) adding a new clause (iii) at the end thereof to read in its entirety as follows:

         (iii) any restrictions with respect to Beverly Funding imposed pursuant to any agreement governing the Additional Letter of Credit Facility or the Beverly Funding Facility.

                  SECTION 7. Conditions to Effectiveness. This Amendment shall become effective upon the date (the "First Amendment Effective Date") on which the Administrative Agent shall have received:

                  (a) this Amendment, executed and delivered by a duly authorized officer of the Borrower;

                  (b) written consents to the execution of this Amendment ("Lender Consent Letters"), or facsimile transmissions thereof, from Lenders constituting the Required Lenders;

                  (c) an executed Acknowledgment and Consent, in the form set forth at the end of this Amendment, or a facsimile transmission thereof, from each Loan Party other than the Borrower;

                  (d) for the account of each Lender that executes and delivers a Lender Consent Letter on or prior to 12:00 Noon, New York City time, on May 13, 2004, an amendment fee in an amount equal to 0.10% of the Aggregate Exposure of such Lender before giving effect to this Amendment; and

                  (e) all fees required to be paid, and all reasonable out-of-pocket expenses for which invoices have been presented (including reasonable fees, disbursements and other charges of counsel to the Agents), on or before the First Amendment Effective Date.

                  SECTION 8. Representations and Warranties. To induce the Administrative Agent to enter into this Amendment and to induce the Lenders to consent thereto, the Borrower hereby represents and warrants to the Agents and all of the Lenders as of the First Amendment Effective Date that each of the representations and warranties made by the Borrower or any of its Subsidiaries in or pursuant to the Loan Documents that is qualified by materiality is true and correct on and as of the First Amendment Effective Date, after giving effect to the effectiveness of this Amendment, as if made on and as of such date, and each of the representations and warranties made by the Borrower or any of its Subsidiaries in or pursuant to the Loan Documents that is not qualified by materiality is true and correct in all material respects on and as of the First Amendment Effective Date, after giving effect to the effectiveness of this Amendment, as if made on and as of such date, except, in each case, to the extent that such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall be true and correct, or true and correct in all material respects, as the case may be, as of such earlier date.

                  SECTION 9. Continuing Effect of the Credit Agreement. This Amendment shall not constitute an amendment or waiver of or consent to any provision of the Credit Agreement or the other Loan Documents not expressly referred to herein and shall not be construed as an amendment, waiver or consent to any action on the part of the Borrower that would require an amendment, waiver or consent of the Administrative Agent or the Lenders except as expressly stated herein. Except as expressly amended hereby, the provisions of the Credit Agreement and the other Loan Documents are and shall remain in full force and effect in accordance with its terms.

                  SECTION 10. Counterparts. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts (including by facsimile), and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

                  SECTION 11. GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

            [The remainder of this page is intentionally left blank.]

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.


                                               BEVERLY ENTERPRISES, INC.


                                               By: /s/ RICHARD D. SKELLY, JR.
                                                   -----------------------------
                                                   Name:  Richard D. Skelly, Jr.
                                                   Title: Treasurer


                                               LEHMAN COMMERCIAL PAPER INC.,
                                               as Administrative Agent


                                               By: /s/ FRANCIS CHANG
                                                   -----------------------------
                                                   Name:  Francis Chang
                                                   Title: Authorized Signatory

                           ACKNOWLEDGMENT AND CONSENT

                  Reference is made to the Credit Agreement described in the foregoing Amendment (the "Credit Agreement"; terms defined in the Credit Agreement being used in this Acknowledgment and Consent with the meanings given to such terms in the Credit Agreement). Each of the undersigned parties to the Guarantee and Collateral Agreement and/or one or more other Security Documents, in each case as amended, supplemented or otherwise modified from time to time, hereby (a) consents to the foregoing Amendment and the transactions contemplated thereby and (b) acknowledges and agrees that the guarantees and grants of security interests contained in the Guarantee and Collateral Agreement and other Security Documents are, and shall remain, in full force and effect after giving effect to the foregoing Amendment and all prior modifications to the Credit Agreement.

                  THIS ACKNOWLEDGMENT AND CONSENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.


            [The remainder of this page is intentionally left blank.]

                           GRANTORS (OTHER THAN THE BORROWER)

                           AEGIS THERAPIES, INC.
                           AEGIS THERAPIES - FLORIDA, INC.
                           AEGIS THERAPIES - WISCONSIN, INC.
                           BEVERLY ENTERPRISES - ALABAMA, INC.
                           BEVERLY ENTERPRISES - ARIZONA, INC.
                           BEVERLY ENTERPRISES - ARKANSAS, INC.
                           BEVERLY ENTERPRISES - FLORIDA, INC.
                           BEVERLY ENTERPRISES - GARDEN TERRACE, INC.
                           BEVERLY ENTERPRISES - GEORGIA, INC.
                           BEVERLY ENTERPRISES - ILLINOIS, INC.
                           BEVERLY ENTERPRISES - INDIANA, INC.
                           BEVERLY ENTERPRISES - KENTUCKY, INC.
                           BEVERLY ENTERPRISES - MARYLAND, INC.
                           BEVERLY ENTERPRISES - MASSACHUSETTS, INC.
                           BEVERLY ENTERPRISES - MISSISSIPPI, INC.
                           BEVERLY ENTERPRISES - MISSOURI, INC.
                           BEVERLY ENTERPRISES - NEBRASKA, INC.
                           BEVERLY ENTERPRISES - NEW JERSEY, INC.
                           BEVERLY ENTERPRISES - NORTH CAROLINA, INC.
                           BEVERLY ENTERPRISES - OHIO, INC.
                           BEVERLY ENTERPRISES - PENNSYLVANIA, INC.
                           BEVERLY ENTERPRISES - SOUTH CAROLINA, INC.
                           BEVERLY ENTERPRISES - TENNESSEE, INC.
                           BEVERLY ENTERPRISES - VIRGINIA, INC.
                           BEVERLY ENTERPRISES - WASHINGTON, INC.
                           BEVERLY ENTERPRISES - WEST VIRGINIA, INC.
                           BEVERLY ENTERPRISES - WISCONSIN, INC.
                           BEVERLY HEALTH AND REHABILITATION SERVICES, INC. COMMERCIAL MANAGEMENT, INC.
                           COMMUNITY CARE, INC.
                           COMPASSION & PERSONAL CARE SERVICES, INC.
                           HOMECARE PREFERRED CHOICE, INC.
                           HOSPICE PREFERRED CHOICE, INC.
                           MATRIX OCCUPATIONAL HEALTH, INC.
                           MEDICAL ARTS HEALTH FACILITY OF LAWRENCEVILLE, INC. MODERNCARE OF LUMBERTON, INC.
                           NEBRASKA CITY S-C-H, INC.
                           NURSING HOME OPERATORS, INC.
                           SOUTH DAKOTA - BEVERLY ENTERPRISES, INC.
                           TMD DISPOSITION COMPANY
                           VANTAGE HEALTHCARE CORPORATION


                           By: /s/ JOHN G. ARENA
                               ---------------------------------
                               Name:  John G. Arena
                               Title: Secretary

                           BEVERLY ENTERPRISES - KANSAS, LLC
                           BEVERLY ENTERPRISES - MINNESOTA, LLC

                           By: BEVERLY ENTERPRISES - PENNSYLVANIA, INC., its
                               sole member


                           By:     /s/ JOHN G. ARENA
                               --------------------------------------
                                Name:  John G. Arena
                                Title: Secretary


                           BEVERLY HEALTHCARE LLC


                           By: BEVERLY ENTERPRISES - INDIANA, INC., its member


                           By:     /s/ JOHN G. ARENA
                               --------------------------------------
                                Name:  John G. Arena
                                Title: Secretary


                           By: VANTAGE HEALTHCARE CORPORATION, its member


                           By:     /s/ JOHN G. ARENA
                               --------------------------------------
                                Name:  John G. Arena
                                Title: Secretary

                           GUARANTORS  (OTHER THAN THE GRANTORS)

                           4F FUNDING, INC.
                           AGI - CAMELOT, INC.
                           BEVERLY - BELLA VISTA HOLDING, INC.
                           BEVERLY - MISSOURI VALLEY HOLDING, INC.
                           BEVERLY - RAPID CITY HOLDING, INC.
                           BEVERLY ENTERPRISES - CALIFORNIA INC.
                           BEVERLY ENTERPRISES - DELAWARE, INC.
                           BEVERLY ENTERPRISE - DISTRICT OF COLUMBIA, INC. BEVERLY ENTERPRISES - HAWAII, INC.
                           BEVERLY ENTERPRISES - OREGON, INC.
                           BEVERLY ENTERPRISES - TEXAS, INC.
                           BEVERLY ENTERPRISES INTERNATIONAL LIMITED
                           BEVERLY HEALTHCARE - CALIFORNIA, INC.
                           BEVERLY MANOR INC. OF HAWAII
                           BEVERLY SAVANA CAY MANOR, INC.
                           CERES STRATEGIES, INC.
                           EASTERN HOME HEALTH SUPPLY & EQUIPMENT CO., INC. HALLMARK CONVALESCENT HOMES, INC.
                           HOSPICE OF EASTERN CAROLINA, INC.
                           LIBERTY NURSING HOMES, INCORPORATED
                           PETERSEN HEALTH CARE, INC.
                           SOUTH ALABAMA NURSING HOME, INC.
                           SPECTRA HEALTHCARE ALLIANCE, INC.
                           TAR HEEL INFUSION COMPANY, INC.


                           By:     /s/ JOHN G. ARENA
                               --------------------------------------
                                Name:  John G. Arena
                                Title: Secretary


                           CERES SELECT, LLC
                           CERES STRATEGIES MEDICAL SERVICES, LLC

                           By: CERES STRATEGIES, INC., its sole member


                           By:     /s/ JOHN G. ARENA
                               --------------------------------------
                                Name:  John G. Arena
                                Title: Secretary

                           AEDON STAFFING, LLC

                           By: SPECTRA HEALTHCARE ALLIANCE, INC., its sole
                               member


                           By:     /s/ JOHN G. ARENA
                              --------------------------------------
                               Name:  John G. Arena
                               Title: Secretary


                           BEVERLY INDIANAPOLIS, LLC

                           By: BEVERLY HEALTHCARE LLC


                           By: BEVERLY ENTERPRISES - INDIANA, INC., its member


                           By:     /s/ JOHN G. ARENA
                              --------------------------------------
                               Name:  John G. Arena
                               Title: Secretary



                           By: VANTAGE HEALTHCARE CORPORATION, its member


                           By:     /s/ JOHN G. ARENA
                              --------------------------------------
                               Name:  John G. Arena
                               Title: Secretary

                              LENDER CONSENT LETTER

                            BEVERLY ENTERPRISES, INC.
                                CREDIT AGREEMENT
                          DATED AS OF OCTOBER 22, 2003


To:      Lehman Commercial Paper Inc.,
            as Administrative Agent
         745 Seventh Avenue
         New York, New York 10019


Ladies and Gentlemen:

                  Reference is made to the Credit Agreement, dated as of October 22, 2003 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among Beverly Enterprises, Inc., a Delaware corporation (the "Borrower"), the Lenders parties thereto, Lehman Brothers Inc., as Arranger, Lehman Commercial Paper Inc., as Administrative Agent, and the other Agents party thereto. Unless otherwise defined herein, capitalized terms used herein and defined in the Credit Agreement are used herein as therein defined.

                  The Borrower has requested that the Required Lenders amend certain provisions of the Credit Agreement on the terms described in the First Amendment in the form attached hereto as Exhibit A (the "Amendment").

                  Pursuant to Section 10.1 of the Credit Agreement, the undersigned Lender hereby consents to the execution by the Administrative Agent of the Amendment.

                                        Very truly yours,

                                        ----------------------------------
                                        [INSERT NAME OF LENDER]


                                        By:
                                           --------------------------------
                                           Name:
                                           Title:



Dated as of May 13, 2004